Exhibit 10.10

Execution Version

NEW LENDER SUPPLEMENT

SUPPLEMENT, dated as of May 27, 2016, to the Second Amended and Restated Credit Agreement, dated as of May 5, 2014, as amended by the First Amendment dated as of June 1, 2015, by the Second Amendment dated as of May 27, 2016 and as further amended, supplemented or otherwise modified from time to time (the “Credit Agreement”) among AIR LEASE CORPORATION, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Credit Agreement provides in Section 2.1(c) thereof that any bank, financial institution or other entity may become a party to the Credit Agreement with the consent of the Borrower and the Administrative Agent (which consent of the Administrative Agent shall not be unreasonably withheld) by executing and delivering to the Borrower and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

WHEREAS, each of the undersigned now desires to become a party to the Credit Agreement;

NOW, THEREFORE, each of the undersigned hereby agrees as follows:

1.           Each of the undersigned agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the date this Supplement is accepted by the Borrower and the Administrative Agent (or on such other date as may be agreed upon among the undersigned, the Borrower and the Administrative Agent), become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Commitment as specified on Annex A hereto.

2.           Each of the undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements most recently delivered pursuant to Section 6.1(a) and (b) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.15(e) of the Credit Agreement.

3.           Each of the undersigned hereby confirms and agrees that the Termination Date in respect of its Commitment is May 5, 2020.

4.           The address for notices for each of the undersigned for the purposes of the Credit Agreement is as specified on Annex B hereto.

5.           Terms defined in the Credit Agreement shall have their defined meanings when used herein.

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

GOLDMAN SACHS BANK USA

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Signature Page to New Lender Supplement]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

The Governor and Company of the Bank of Ireland

By:	/s/ Philip Greene
	Name:	Philip Greene
	Title:	Senior Manager

By:	/s/ Frank Schmitt
	Name:	Frank Schmitt
	Title:	Associate Director

[Signature Page to New Lender Supplement]

Accepted this 27th day of
May, 2016

AIR LEASE CORPORATION

By:	/s/ Gregory B. Willis
Name: Gregory B. Willis
Title: Senior Vice President &
Chief Financial Officer

[Signature Page to New Lender Supplement]

Accepted this 27th day of
May, 2016

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:	/s/ Gene Riego De Dios
Name: Gene Riego De Dios
Title: Vice President

[Signature Page to New Lender Supplement]

Annex A

Commitments

Lender	Commitment
Goldman Sachs Bank USA	$125,000,000

The Governor and Company of the Bank of Ireland	$7,500,000

Total:	$132,500,000

Annex B

Addresses for Notices

Goldman Sachs

GOLDMAN SACHS BANK USA

200 West Street

New York, NY 10282

Tax ID: 13-3571598

MEI: US1L131229

FAX NOTICES: 917-977-3966

The Governor and Company of the Bank of Ireland

Credit Contact:

Philip Greene

Senior Manager

Bank of Ireland

2 Burlington Plaza

Burlington Road

Dublin 4

Republic of Ireland

Operations Contact:

Paul Higginson

Loans Administration

Bank of Ireland

New Century House, 5th Floor

Mayor Street Lower

Dublin 1, Ireland

Fax: 011 353 1 633 5620